SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO. )

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Variable Insurance Funds
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Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-888-451-8382

August 12, 2002

Dear Contract Owner:

The Board of Trustees has called a special meeting of the shareholders of the AmSouth Value Fund, AmSouth Select Equity Fund and AmSouth Capital Growth Fund (each a "Fund", collectively the "Funds"), each a series of the Variable Insurance Funds (the "Trust"), to take place on September 13, 2002, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m., Eastern Time, or as adjourned from time to time.

.  The purpose of this meeting is to seek shareholder approval for the following proposals:

.  To approve changing the fundamental investment objectives of the AmSouth Value Fund (formerly, the AmSouth Equity Income Fund) to a non-fundamental policy; and
To approve a proposal that would permit AmSouth Investment Management Company, LLC ("AmSouth") and the Trust to enter into or materially change investment sub-advisory agreements with sub-advisers on behalf of each Fund without obtaining shareholder approval.

The Trustees have unanimously approved the proposals and now recommend that you vote "FOR" the applicable proposals.

What you need to do:

.  Read all enclosed materials.

.  Choose one of the following options to vote:

1.  By Mail: Complete the enclosed proxy card applicable to you and return it in the postage-paid envelope provided.

2.  By Telephone: Call the toll-free number on your proxy card.

3.  Attend the shareholder meeting (details enclosed).

The Trustees believe that the proposals are important and recommend that you read the enclosed materials carefully and then vote "FOR" the applicable proposals.

Respectfully,

/s/ Walter B. Grimm

Walter B. Grimm
President and Chairman of the Board
Variable Insurance Funds

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE APPLICABLE PROXY CARD, BY TELEPHONE, OR BY ATTENDING THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-888-451-8382

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AmSouth Value Fund
AmSouth Select Equity Fund
AmSouth Capital Growth Fund

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NOTICE
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Special Meeting Of Shareholders
To Be Held September 13, 2002

To the shareholders of the AmSouth Value Fund, AmSouth Select Equity Fund and AmSouth Capital Growth Fund:

Notice is hereby given that the Board of Trustees has called a special meeting of the shareholders of the AmSouth Value Fund, AmSouth Select Equity Fund and AmSouth Capital Growth Fund (each a "Fund", collectively the "Funds"), each a series of the Variable Insurance Funds (the "Trust"), to take place on September 13, 2002, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m., Eastern Time, or as adjourned from time to time (the "Meeting"), for the following purposes:

    To approve changing the fundamental investment objectives of the AmSouth Value Fund (formerly, the AmSouth Equity Income Fund) to a non-fundamental policy;

    To approve a proposal that would permit AmSouth Investment Management Company, LLC ("AmSouth") and the Trust to enter into or materially change agreements with sub-advisers on behalf of each Fund without obtaining shareholder approval; and

    To transact such other business as may properly come before the Meeting.

After careful consideration, the Trustees unanimously approved the proposals above and unanimously recommend that shareholders of the Funds vote "FOR" the applicable proposals.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Trustees have fixed the close of business on August 6, 2002 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each dollar invested, and each fractional share shall be entitled to a proportionate fractional vote.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE APPLICABLE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By order of the Board of Trustees,

Alaina Metz
Secretary

Columbus, Ohio
August 12, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE APPLICABLE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE). NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-888-451-8382

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AmSouth Value Fund
AmSouth Select Equity Fund
AmSouth Capital Growth Fund

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PROXY STATEMENT
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Special Meeting Of Shareholders
To Be Held September 13, 2002

This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Variable Insurance Funds (the "Trust") for use at a special meeting of shareholders of the AmSouth Value Fund, AmSouth Select Equity Fund and AmSouth Capital Growth Fund (each a "Fund", collectively the "Funds"), each a series of the Trust, to be held at 10:00 a.m., Eastern Time, on September 13, 2002, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

It is anticipated that the mailing of proxies and proxy statements to shareholders will begin on or about August 12, 2002.

Shareholder Reports

Shareholders can find important information about the Funds in their annual report dated December 31, 2001, which previously has been furnished to shareholders. Shareholders may request another copy of the annual report and any subsequent semi-annual report by writing to the Trust at the above address, or by calling the telephone number above. Copies of the report will be provided free of charge.

PROPOSAL 1

APPROVAL OF CHANGING THE INVESTMENT OBJECTIVES OF THE
AMSOUTH VALUE FUND TO A NON-FUNDAMENTAL POLICY

(You are entitled to vote on this proposal only if you are a shareholder of the AmSouth Value Fund, formerly the
AmSouth Equity Income Fund.)

At its May 15, 2002 meeting, the Board, upon the recommendation of AmSouth Investment Management Company, LLC ("AmSouth"), terminated the investment sub-advisory agreement between AmSouth and Rockhaven Asset Management LLC with respect to AmSouth Value Fund (the "Value Fund") effective on or about September 30, 2002. Accordingly, AmSouth, as the Value Fund's investment manager, will assume primary portfolio management responsibility upon termination of the sub-advisory agreement. In connection with this change in the daily management of the Value Fund, the Board also authorized changing the Value Fund's investment objectives, as described below.

The Value Fund's current investment objectives are a fundamental policy that cannot be changed without shareholder approval. To allow AmSouth and the Value Fund greater flexibility to respond to future developments, the Board requests that shareholders approve changing the current investment objectives to a non-fundamental policy, which may be changed by the Board without shareholder approval. However, such a change would have to be reflected in the Value Fund's prospectus. If the Value Fund's shareholders approve Proposal 3, the Board has authorized changing the Value Fund's investment objectives as described below.

Current Investment Objectives and Proposed New Investment Objectives

The current fundamental investment objectives of the Value Fund are:

"above average income and capital appreciation."

The proposed new non-fundamental investment objectives of the Value Fund are:

"capital growth, with current income as an incidental objective."

To achieve the proposed investment objectives, if approved by shareholders, it is expected the Value Fund will invest primarily in common stocks that AmSouth believes are undervalued. In managing the Value Fund's portfolio, the portfolio manager anticipates using a variety of economic projections, quantitative techniques, and earnings projections in formulating individual stock purchase and sale decisions. The portfolio manager will select investments believed to have basic investment value, which will eventually be recognized by other investors, thus increasing their value to the Value Fund. AmSouth will have broad discretion to allocate the Value Fund's assets among common stocks, securities convertible into common stocks, and convertible preferred stocks, and may invest up to 20% of the Value Fund's assets in preferred stocks, corporate bonds, notes, warrants, and short-term money market instruments under ordinary market conditions.

The Value Fund's other investment strategies, policies and restrictions will remain unchanged under the proposed new investment objectives.

Discussion of Proposed Change

Under the new investment objectives, AmSouth will no longer need to consider above average income as a primary goal when selecting securities for the Value Fund. Instead, income will become an incidental objective to the primary goal of capital growth. The proposed investment objectives afford an opportunity to achieve better long-term performance for the Value Fund. Specifically, the new investment objectives contemplate that the Value Fund will invest a greater percentage of its assets in common stocks and other equity securities, which generally provide a greater opportunity for long-term capital growth than income-producing investments in convertible securities and other fixed income investments. Moreover, companies of the type in which the Value Fund anticipates investing, which historically distributed their excess cash to shareholders in the form of dividends, are now increasingly reinvesting their excess cash in the company or using the cash to acquire other companies. Thus, the proposed change provides the Value Fund with the flexibility to invest in companies that are primed for growth without focusing on the company's dividend payment history. However, the proposed investment objectives contemplate that the Value Fund may be managed in a somewhat more aggressive, equity-oriented manner than it has been managed in the past, which may pose a greater risk of loss and fluctuation of share price.

The Board reviewed materials presented by management in connection with the proposed change of investment objectives and unanimously approved the proposal at a meeting on May 15, 2002. For the reasons described above, the Board believes that Value Fund shareholders should approve the proposed change.

The Board unanimously recommends that Value Fund shareholders vote "FOR" approval of changing the Fund's fundamental investment objectives to a non-fundamental policy. Unmarked proxies will be so voted.

PROPOSAL 2

APPROVAL OF A POLICY TO PERMIT THE TRUST AND AMSOUTH TO ENTER INTO, OR
MATERIALLY AMEND, INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING
SHAREHOLDER APPROVAL

(Shareholders of each Fund are entitled to vote on this proposal.)

At a meeting of the Board held on June 18, 2002, the Trustees approved the submission for shareholder consideration of a proposal to permit the Trust and AmSouth Investment Management Company, LLC ("AmSouth"), in its capacity as adviser to each Fund, to enter into, and materially amend, investment sub-advisory agreements with the sub-advisers retained to manage the Funds without obtaining shareholder approval. Submission of this proposal is required under the terms of an order (the "Order") that the Trust expects to receive from the SEC. The Order would grant exemptive relief from the provisions of the 1940 Act and its rules, as discussed below.

The Board recommends that shareholders of each Fund approve this proposal. Approval by the Board, including a majority of the Trustees who are not "interested persons" (for regulatory purposes) of AmSouth or the Trust ("Independent Trustees"), will continue to be required prior to entering into a new sub-investment advisory agreement with respect to any Fund and amending an existing investment sub-advisory agreement with respect to any Fund. If shareholders approve this proposal, a shareholder vote generally will not be required to approve investment sub-advisory agreements and material changes to them. However, the proposal will only apply to entering into any investment sub-advisory agreements with a sub-adviser that is not an "affiliated person" (for regulatory purposes) of AmSouth or the Trust, other than by reason of serving as a sub-adviser to a Fund.

Reasons for the Proposal and Trustees' Recommendation

The Board believes that it is appropriate and in the best interest of each Fund's shareholders to provide AmSouth and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently. Currently, to appoint a sub-adviser or to materially amend an investment sub-advisory agreement, the Trust must call and hold a shareholder meeting of each affected Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. Further, if a sub-adviser undergoes a change of control, the Trust currently must seek approval of a new investment sub-advisory agreement from shareholders of the affected Funds, even where there will be no change in the persons managing a Fund. This process is time-consuming and costly, and the costs are generally borne entirely by the respective Fund with a consequent reduction in shareholder investment return. Without the delay inherent in holding a shareholder meeting, AmSouth and the Board would be able to act more quickly, and with less expense, to appoint a sub-adviser when the Board and AmSouth believe that the appointment would benefit a Fund.

In its capacity as adviser to each Fund, AmSouth currently oversees and monitors the performance of each Fund's sub-adviser. AmSouth also is responsible for determining whether to recommend to the Board that a particular investment sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of an investment sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a Fund.

By investing in a Fund, shareholders in effect hire AmSouth to manage that Fund's assets directly or to hire an external sub-adviser under AmSouth's supervision. Accordingly, the Board believes that shareholders expect that AmSouth and the Board take responsibility for overseeing each Fund's sub-advisers and recommending their hiring, termination and replacement.

If the SEC grants the exemption, AmSouth, with the approval of the Board, would have the same authority and flexibility with respect to sub-advisers that they have for their own internal portfolio managers; namely that AmSouth can continually monitor their performance and replace them if it, with the approval of the Board, believes such action is appropriate (for example, if performance is not satisfactory). Under this proposal, AmSouth will continue to monitor the performance of each sub-adviser and may from time to time recommend that the Board add, replace or terminate one or more sub-advisers or appoint additional investment sub-advisers, depending on AmSouth's assessment of what combination of sub-advisers it believes will optimize a Fund's chances of achieving its investment objectives.

Thus, in light of the contractual arrangements under which AmSouth has been engaged as an adviser and the sub-advisers serve as sub-advisers, and in light of AmSouth's experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by AmSouth. The Board also believes that this approach would be consistent with shareholders' expectations that AmSouth will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the investment sub-advisory selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended investment sub-advisory agreements. In addition, under the 1940 Act and the terms of the investment sub-advisory agreements, the Board, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending an investment sub-advisory agreement, AmSouth and each sub-adviser have a legal duty to provide to the Board information relevant to the Board's consideration of the agreement.

Shareholder Approval of this Proposal Will Not Result in an Increase or Decrease in the Total Amount of Investment Advisory Fees Paid by the Funds to AmSouth. When engaging sub-advisers and entering into and amending investment sub-advisory agreements, AmSouth has negotiated and will continue to negotiate fees with these sub-advisers. Because these fees are paid by AmSouth, and not directly by each Fund, any fee reduction negotiated by AmSouth may benefit AmSouth, and any increase will be a detriment to AmSouth. The fees paid to AmSouth by the Funds and the fees paid to sub-advisers by AmSouth are considered by the Board in approving and renewing the investment advisory and sub-advisory agreements. Any increase in fees paid by a Fund to AmSouth would continue to require shareholder approval. In any event, if shareholders approve this proposal, AmSouth, pursuant to each Fund's investment advisory agreement, will continue to provide the same level of investment management and related services to the Funds as it currently provides.

The Order

The Trust, AmSouth and other parties will file an application with the SEC requesting an order for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including the investment sub-advisory agreements, on behalf of a Fund, and approve any material amendment to such advisory agreements. While there can be no assurance, the Trust and AmSouth expect that the Order will be issued by the SEC. If shareholders approve this proposal, AmSouth and the Trust would be authorized to evaluate, select and retain new sub-advisers for the Funds, or materially amend an existing investment sub-advisory agreement, without obtaining further approval of the affected Fund's shareholders.

Under the terms of the proposed Order, the Trust and AmSouth will be subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before AmSouth and the Trust may implement the arrangement described above permitting them to enter into and materially amend investment sub-advisory agreements. Furthermore, within 90 days of a material change to a Fund's investment sub-advisory agreement, the Trust must provide the affected Fund's shareholders with an information statement that contains information about the sub-adviser, the investment sub-advisory agreement, and the investment sub-advisory fee. Another condition will require that a majority of the Board consist of Independent Trustees and that the nomination of new or additional Independent Trustees be at the discretion of the then-existing Independent Trustees. The Board currently satisfies both of these requirements.

Except as discussed herein, as of the date of this proxy statement, AmSouth is not aware of any reason why a Fund's current sub-adviser will not continue to serve in its capacity under terms substantially identical to the existing investment sub-advisory agreement.

The Board unanimously recommends that the shareholders of each Fund vote "FOR" approval of the policy described in Proposal 2. Unmarked proxies will be so voted.

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

OTHER INFORMATION

Proxy Solicitation

The costs of the Meeting, including the solicitation of proxies, will be paid by largely by AmSouth and its affiliates although the Trust may bear some of the costs to the extent appropriate. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, or personal interview by officers or agents of the Trust. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

Required Vote

Approval of the proposals require the vote of a "majority of the outstanding voting securities" of each Fund entitled to vote on the proposal, which means the vote of 67% or more of each Fund's shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares of each Fund, whichever is less.

Shareholder Voting

Shareholders of record at the close of business on August 6, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each dollar invested, and each fractional share is entitled to a proportionate fractional vote.

Exhibit A sets forth the number of shares of each Fund, representing the indicated number of votes outstanding as of the Record Date, as well as the persons known by the Trust to own beneficially five percent (5%) or more of the outstanding shares of each Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. As of the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned less than one percent (1%) of the outstanding shares of each Fund.

Insurance companies that use shares of the Funds as funding media for their variable insurance contracts will vote shares of each Fund held by their separate accounts in accordance with instructions received from owners of the variable insurance contracts. An insurance company also will vote shares of each Fund held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An insurance company whose separate account invests in a Fund will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate.

In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is properly executed), it will be voted FOR the proposals. In addition, shareholders may give voting instructions via touch-tone telephone by following the instructions enclosed with the proxy card. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The presence in person or by proxy of the holders of a majority of a Fund's outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on a proposal before the Meeting.

Proxies that reflect abstentions or broker "non-votes" (that is, shares attributable to a contract held of record by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on a proposal.

In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of a proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.

Shareholder Proposals

The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Other Service Providers

BISYS Fund Services Ohio, Inc. serves as administrator to each Fund pursuant to an Administration Agreement dated as of March 1, 1999. BISYS Fund Services LP serves as the distributor of shares of each Fund pursuant to a Distribution Agreement dated June 1, 1997. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Prompt execution and return of the appropriate enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By order of the Board of Trustees,

Alaina Metz
Secretary

August 12, 2002

EXHIBIT A

Fund	Number of Shares	Number of Votes
AmSouth Value Fund [ ] [ ] AmSouth Select Equity Fund [ ] [ ] AmSouth Capital Growth Fund [ ] [ ]	[ ] [ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ] [ ]

5% Beneficial Owner and Address	Share Balance	Percentage
AmSouth Value Fund [ ] [ ] AmSouth Select Equity Fund [ ] [ ] AmSouth Capital Growth Fund [ ] [ ]	[ ] [ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ] [ ]

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-888-451-8382

PROXY

The undersigned hereby appoints [ ] and [ ] and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of the Funds identified below, to be held at 10:00 a.m., Eastern Time, on September 13, 2002 at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth in this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call [ ].

3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                                           DETACH AND RETURN THIS PORTION ONLY
VARIABLE INSURANCE FUNDS - AmSouth Value Fund
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE INSURANCE FUNDS (THE "TRUST"). The Board of Trustees recommends that you vote FOR Proposals 1 and 2.
Vote On Proposals			For	Against	Abstain
1. To approve changing the fundamental investment objectives of the AmSouth Value Fund to a non-fundamental policy.			[ __ ]	[ __ ]	[ __ ]
2. To approve a policy to permit AmSouth Investment Management Company, LLC and the Trust to enter into, or materially amend, sub-advisory agreements without obtaining shareholder approval.			[ __ ]	[ __ ]	[ __ ]
3. To transact such other business as may properly come before the Meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                                      DETACH AND RETURN THIS PORTION ONLY
VARIABLE INSURANCE FUNDS - AmSouth Select Equity Fund AmSouth Capital Growth
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE INSURANCE FUNDS (THE "TRUST"). The Board of Trustees recommends that you vote FOR Proposal 1.
Vote On Proposals			For	Against	Abstain
1. To approve a policy to permit AmSouth Investment Management Company, LLC and the Trust to enter into, or materially amend, sub-advisory agreements without obtaining shareholder approval.			[ __ ]	[ __ ]	[ __ ]
2. To transact such other business as may properly come before the Meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date